INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15. INCOME TAXES. GE files a consolidated U.S. federal income tax return which enables GE's businesses to use tax deductions and credits of one member of the group to reduce the tax that otherwise would have been payable by another member of the group. The effective tax rate reflects the benefit of these tax reductions in the consolidated return. Cash payments are made to GE's businesses for tax reductions and from GE's businesses for tax increases.

Our businesses are subject to regulation under a wide variety of U.S. federal, state and foreign tax laws, regulations and policies. Changes to these laws or regulations may affect our tax liability, return on investments and business operations. On August 16, 2022, the U.S. enacted the Inflation Reduction Act that includes a new alternative minimum tax based upon financial statement income (book minimum tax), an excise tax on stock buybacks and tax incentives for energy and climate initiatives, among other provisions. The new book minimum tax is expected to slow but not eliminate the favorable tax impact of our deferred tax assets, resulting in higher cash tax in some years that would generate future tax credits. The impact of the book minimum tax will depend on our facts in each year and anticipated guidance from the U.S. Department of the Treasury. Separately, we continue to assess tax incentives in the legislation which could change our pre-tax or tax amounts and impact our tax rate.

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2022	2021	2020
U.S. earnings (loss)	$(908)	$(3,596)	$(7,356)
Non-U.S. earnings (loss)	109	(2,099)	(1,136)
Total	$(799)	$(5,695)	$(8,492)

PROVISION (BENEFIT) FOR INCOME TAXES	2022	2021	2020
Current
U.S. Federal	$(311)	$(1,475)	$(220)
Non-U.S.	733	655	523
U.S. State	(52)	(145)	(34)
Deferred
U.S. Federal	(617)	(366)	(1,638)
Non-U.S.	352	610	(754)
U.S. State	(108)	(36)	(45)
Total	$(3)	$(757)	$(2,168)

Income taxes paid were $1,128 million, $1,330 million and $1,291 million for the years ended December 31, 2022, 2021 and 2020, respectively, including payments reported in discontinued operations.

RECONCILIATION OF U.S. FEDERAL STATUTORY INCOME TAX RATE TO ACTUAL INCOME TAX RATE	2022		2021		2020
	Amount	Rate	Amount	Rate	Amount	Rate
U.S. federal statutory income tax rate	$(168)	21.0%	$(1,196)	21.0%	$(1,783)	21.0%
Tax on global activities including exports	300	(37.6)	154	(2.7)	(138)	1.6
U.S. business credits(a)	(233)	29.1	(175)	3.1	(146)	1.7
Debt tender and related valuation allowances	30	(3.8)	940	(16.5)	—	—
Deductible stock and restructuring losses	—	—	(583)	10.2	(203)	2.4
Goodwill impairments	—	—	—	—	184	(2.2)
All other – net(b)(c)(d)	68	(8.3)	103	(1.8)	(82)	1.0
	165	(20.6)	439	(7.7)	(385)	4.5
Actual income tax rate	$(3)	0.4%	$(757)	13.3%	$(2,168)	25.5%
(a)U.S. general business credits, primarily the credit for energy produced from renewable sources and the credit for research performed in the U.S.
(b)For the year ended December 31, 2022, included $134 million for separation income tax costs of which $66 million was due to the repatriation of previously reinvested earnings.
(c)For the year ended December 31, 2020, included $(140) million for the resolution of the IRS audit of our consolidated U.S. income tax returns for 2014-2015.
(d)Included for each period, the expense or benefit for U.S. state taxes reported above in the consolidated (benefit) provision for income taxes, net of 21.0% federal effect.

UNRECOGNIZED TAX POSITIONS. Annually, we file over 2,600 income tax returns in over 270 global taxing jurisdictions. We are under examination or engaged in tax litigation in many of these jurisdictions. The IRS is currently auditing our consolidated U.S. income tax returns for 2016-2018. In December 2020, the IRS completed the audit of our consolidated U.S. income tax returns for 2014-2015. The Company recognized a continuing operations benefit of $140 million plus an additional net interest benefit of $96 million. In addition, the Company recorded a benefit in discontinued operations of $130 million of tax benefits and $25 million of net interest benefits. See Note 2 for further information.

In September 2021, GE resolved its dispute with the United Kingdom tax authority, HM Revenue & Customs (HMRC) in connection with interest deductions claimed by GE Capital for the years 2004-2015. As previously disclosed, HMRC had proposed to disallow interest deductions with a potential impact of approximately $1,100 million, which included a possible assessment of tax and reduction of deferred tax assets, not including interest and penalties. As part of the settlement, GE and HMRC agreed that a portion of the interest deductions claimed were disallowed, with no fault or blame attributed to either party. The resolution concluded the dispute in its entirety without interest or penalties. The adjustments result in no current tax payment to HMRC, but a deferred tax charge of $112 million as part of discontinued operations as a result of a reduction of available tax attributes, which had previously been recorded as deferred tax assets.
The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months (excluding the expected decrease to the GE balance of $552 million due to the spin-off of GE HealthCare) were:

UNRECOGNIZED TAX BENEFITS December 31	2022	2021	2020
Unrecognized tax benefits	$3,951	$4,224	$4,191
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	3,072	3,351	2,986
Accrued interest on unrecognized tax benefits	614	597	628
Accrued penalties on unrecognized tax benefits	111	146	179
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	0-650	0-250	0-350
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-600	0-200	0-250
(a) Some portion of such reduction may be reported as discontinued operations.

UNRECOGNIZED TAX BENEFITS RECONCILIATION	2022	2021	2020
Balance at January 1	$4,224	$4,191	$4,169
Additions for tax positions of the current year	62	396	836
Additions for tax positions of prior years	120	327	326
Reductions for tax positions of prior years	(393)	(585)	(863)
Settlements with tax authorities	(8)	(33)	(127)
Expiration of the statute of limitations	(54)	(71)	(151)
Balance at December 31	$3,951	$4,224	$4,191

We classify interest on tax deficiencies as interest expense; we classify income tax penalties as provision for income taxes. For the years ended December 31, 2022, 2021 and 2020, $36 million, $17 million and $(30) million of interest expense (income), respectively, and $(26) million, $(29) million and $(13) million of tax expense (income) related to penalties, respectively, were recognized in our Statement of Earnings (Loss).

DEFERRED INCOME TAXES. As part of the Tax Cuts and Jobs Act of 2017 (U.S. tax reform), the U.S. has enacted a minimum tax on foreign earnings (global intangible low tax income). We have not made an accrual for the deferred tax aspects of this provision. We also have not provided deferred taxes on cumulative net earnings of non-U.S. affiliates and associated companies of approximately $14 billion that have been reinvested indefinitely. Given U.S. tax reform, substantially all of our prior unrepatriated net earnings were subject to U.S. tax and accordingly we expect to have the ability to repatriate available non-U.S. cash without additional federal tax cost, and any foreign withholding tax on a repatriation to the U.S. would potentially be partially offset by a U.S. foreign tax credit. Most of these earnings have been reinvested in active non-U.S. business operations and it is not practicable to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely. We reassess reinvestment of earnings on an ongoing basis. In 2022, in connection with the execution of the Company’s plans to prepare for the spin-off of GE HealthCare, we incurred $66 million of tax due to repatriation of previously reinvested earnings.

The total deferred tax asset as of December 31, 2022 includes $435 million related to the required capitalization of research costs for U.S. tax purposes effective January 1, 2022. The Company has pending accounting method changes which, if approved, are expected to offset the impact of this required capitalization. Included in discontinued operations is a deferred tax asset of $279 million related to GE HealthCare, which became a deferred asset of the separate company upon spin-off in the first quarter of 2023. In the event capitalization of research costs is adjusted through retroactive legislation effective for 2022, GE will record a tax provision benefit related to GE HealthCare research costs as a result of the benefit in the consolidated GE 2022 tax return without payment under the Tax Matters Agreement.

The following table presents our net deferred tax assets and net deferred tax liabilities attributable to different tax jurisdictions or different tax paying components.

DEFERRED INCOME TAXES December 31	2022	2021
Total assets	$10,626	$11,297
Total liabilities	(625)	(728)
Net deferred income tax asset (liability)	$10,001	$10,569

COMPONENTS OF THE NET DEFERRED INCOME TAX ASSET (LIABILITY) December 31	2022	2021
Deferred tax assets
Insurance company loss reserves	$2,492	$4,610
Progress collections, contract assets and deferred items	2,365	1,947
Accrued expenses and reserves	2,215	2,342
Deferred expenses	1,438	1,325
Other compensation and benefits	1,173	1,650
Principal pension plans	1,146	1,509
Non-U.S. loss carryforwards(a)	939	1,034
Investment securities	517	(1,987)
Other(b)	483	1,152
Total deferred tax assets	$12,768	$13,582
Deferred tax liabilities
Investment in global operations	$(946)	$(1,725)
Other	(1,821)	(1,288)
Total deferred tax liabilities	(2,767)	(3,013)
Net deferred income tax asset (liability)	$10,001	$10,569
(a)Net of valuation allowances of $6,369 million and $6,264 million as of December 31, 2022 and 2021, respectively. Of the net deferred tax asset as of December 31, 2022 of $939 million, $8 million relates to net operating loss carryforwards that expire in various years ending from December 31, 2023 through December 31, 2025; $354 million relates to net operating losses that expire in various years ending from December 31, 2026 through December 31, 2042; and $577 million relates to net operating loss carryforwards that may be carried forward indefinitely.
(b) Included valuation allowances related to assets other than non-U.S. loss carryforwards of $3,264 million and $1,566 million as of December 31, 2022 and 2021, respectively. These primarily relate to excess capital loss carryforwards.